UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 29, 2014

Commission File Number	Exact Name of Registrant as Specified in Its Charter; State of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number
1-16169	EXELON CORPORATION (a Pennsylvania corporation) 10 South Dearborn Street P.O. Box 805379 Chicago, Illinois 60680-5379 (312) 394-7398	23-2990190

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01.	Entry into a Material Definitive Agreement.

Merger Agreement

On April 29, 2014, Exelon Corporation, a Pennsylvania corporation (“Exelon”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among Exelon, Purple Acquisition Corp., a Delaware corporation and an indirect, wholly-owned subsidiary of Exelon (“Merger Sub”), and Pepco Holdings, Inc., a Delaware corporation (“PHI”). A copy of the Merger Agreement is attached as Exhibit 2.1 to this report.

The Merger Agreement provides for the merger of Merger Sub with and into PHI on the terms and subject to the conditions set forth in the Merger Agreement (the “Merger”), with PHI continuing as the surviving corporation in the Merger and an indirect, wholly-owned subsidiary of Exelon. At the effective time of the Merger, each outstanding share of the common stock, par value $0.01 per share, of PHI (the “Common Stock”), other than those held by PHI, Exelon or Merger Sub, any wholly-owned subsidiary of Exelon or any wholly-owned subsidiary of PHI, and any shares held by any stockholders who have not voted in favor of adoption of the Merger Agreement or consented thereto in writing and who have properly demanded and not withdrawn a demand for appraisal pursuant to Section 262 of the Delaware General Corporation Law with respect to such shares, will be converted into the right to receive $27.25 in cash, without interest (the “Merger Consideration”).

Consummation of the Merger is subject to the satisfaction or waiver of specified closing conditions, including (i) the approval of the Merger by the holders of a majority of the outstanding shares of the Common Stock of PHI, (ii) the receipt of regulatory approvals required to consummate the Merger, including, approvals from the Federal Energy Regulatory Commission, the Federal Communications Commission, the Delaware Public Service Commission, the District of Columbia Public Service Commission, the Maryland Public Service Commission, the New Jersey Board of Public Utilities and the Virginia State Corporation Commission, (iii) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and (iv) other customary closing conditions, including (a) the accuracy of each party’s representations and warranties (subject to customary materiality qualifiers) and (b) each party’s compliance with its obligations and covenants contained in the Merger Agreement. In addition, the obligations of Exelon and Merger Sub to consummate the Merger are subject to the required regulatory approvals not, individually or in the aggregate, imposing terms, conditions, obligations or commitments that constitute a burdensome condition (as defined in the Merger Agreement).

The Merger Agreement also contains customary representations, warranties and covenants of both Exelon and PHI. These covenants include, among others, an obligation on behalf of PHI to operate its business in the ordinary course until the Merger is consummated, limitations on the right of PHI to solicit or engage in negotiations regarding alternative acquisition proposals or to withdraw its support of the Merger and that the parties use reasonable best efforts to obtain governmental and regulatory approvals.

The Merger Agreement may be terminated by each of PHI and Exelon under certain circumstances, including if the Merger is not consummated by July 29, 2015 (subject to extension to October 29, 2015, if all of the conditions to closing, other than the conditions related to obtaining regulatory approvals, have been satisfied). The Merger Agreement also provides for certain termination rights for both PHI and Exelon, and further provides that, upon termination of the Merger Agreement under certain specified circumstances, PHI will be required to pay Exelon a termination fee of $259 million or reimburse Exelon expenses up to $40 million (which reimbursement shall reduce on a dollar for dollar basis any termination fee subsequently payable by PHI), provided, however, that if the Merger Agreement is terminated in connection with an acquisition proposal made under certain circumstances by a person who made an acquisition proposal between April 1, 2014 and the date of the Merger Agreement, the termination fee will be $293 million plus reimbursement of Exelon expenses up to $40 million (not subject to offset). In addition, if the Merger Agreement is terminated under certain circumstances due to the failure to obtain regulatory approvals or the breach by Exelon of its obligations in respect of obtaining regulatory approvals (a “Regulatory Termination”), Exelon will pay PHI a reverse termination fee equal to the purchase price paid up to the date of termination by Exelon to purchase the Non-voting Preferred Stock (described below), by redeeming the Non-voting Preferred Stock for nominal consideration. If the Merger Agreement is terminated other than for a Regulatory Termination, PHI will redeem the Non-voting Preferred Stock for a redemption price equal to the purchase price paid up to the date of termination by Exelon to purchase the Non-voting Preferred Stock.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

Subscription Agreement

On April 29, 2014, Exelon entered into a Subscription Agreement (the “Subscription Agreement”) with PHI for the purchase of up to 18,000 shares of Series A Non-Voting Non-Convertible Preferred Stock, par value $0.01 per share (the “Non-voting Preferred Stock”), to be issued by PHI, for a maximum aggregate consideration of $180,000,000. Pursuant to the terms of the Subscription Agreement, 9,000 shares of Non-voting Preferred Stock were purchased on the first day following the date that the Subscription Agreement was entered into, for an aggregate purchase price of $90,000,000. Exelon has agreed to purchase an additional 1,800 shares of Non-voting Preferred Stock for a purchase price of $18,000,000 every 90 days following the initial purchase until the earlier of (i) the purchase of an aggregate of 18,000 Preferred Shares, (2) the closing of the Merger or (3) the termination of the Merger Agreement. The Non-voting Preferred Stock will be entitled to receive a cumulative, non-participating cash dividend of 0.1% per annum, payable quarterly. The proceeds from the issuance of the Non-voting Preferred Stock are not subject to restrictions and are intended to prepay the termination fee by Exelon in the event the Merger Agreement is terminated for a regulatory failure. If the Merger Agreement is terminated for any reason other than a regulatory failure, PHI will redeem, in whole, the Non-voting Preferred Stock at a redemption price equal to the price paid for the Non-voting Preferred Stock.

The foregoing description of the Subscription Agreement does not purport to be complete and is qualified in its entirety by reference to the Subscription Agreement, a copy of which is attached hereto as Exhibit 2.2 and incorporated herein by reference.

The Merger Agreement and the Subscription Agreement have been included as exhibits to this Current Report on Form 8-K to provide you with information regarding their terms. They are not intended to provide any other factual information about Exelon. The Merger Agreement and the Subscription Agreement contain representations and warranties that the parties thereto made to each other as of a specific date. The assertions embodied in the representations and warranties in the Merger Agreement and the Subscription Agreement were made solely for purposes of the Merger Agreement and the Subscription Agreement and the transactions and agreements contemplated thereby among the respective parties thereto and may be subject to important qualifications and limitations agreed to by the parties thereto in connection with negotiating the terms thereof. Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard of materiality different from those generally applicable to stockholders or may have been used for the purpose of allocating risk among the parties to the Merger Agreement and the Subscription Agreement rather than establishing matters as facts.

Commitment Letter

In connection with the Merger Agreement, on April 29, 2014, Exelon entered into a Commitment Letter (the “Commitment Letter”) with Barclays Bank PLC, Goldman Sachs Bank USA and Goldman Sachs Lending Partners LLC (collectively, the “Arrangers”) pursuant to which the Arrangers have committed to provide debt financing for the transaction, consisting of a $7.221 billion senior unsecured bridge facility (minus cash proceeds from notes issued on or prior to the date of consummation of the Merger and other specified amounts as provided therein). The obligations of the Arrangers to provide this debt financing are subject to a number of customary conditions, including, without limitation, execution and delivery of certain definitive documentation.

The foregoing description of the Commitment Letter does not purport to be complete and is qualified in its entirety by reference to the Commitment Letter, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of April 29, 2014, by and among Exelon Corporation, Pepco Holdings, Inc. and Purple Acquisition Corp.*

2.2	Subscription Agreement for Series A Non-Voting Non-Convertible Preferred Stock, dated as of April 29, 2014, by and between Pepco Holdings, Inc. and Exelon Corporation

10.1	Commitment Letter for $7.221 Billion Senior Unsecured Bridge Facility, dated April 29, 2014

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Exelon will furnish the omitted schedules to the Securities and Exchange Commission upon request by the Commission.

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Cautionary Statements Regarding Forward-Looking Information

Except for the historical information contained herein, certain of the matters discussed in this communication constitute “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended by the Private Securities Litigation Reform Act of 1995. Words such as “may,” “might,” “will,” “should,” “could,” “anticipate,” “estimate,” “expect,” “predict,” “project,” “future”, “potential,” “intend,” “seek to,” “plan,” “assume,” “believe,” “target,” “forecast,” “goal,” “objective,” “continue” or the negative of such terms or other variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding benefits of the proposed merger, integration plans and expected synergies, the expected timing of completion of the transaction, anticipated future financial and operating performance and results, including estimates for growth. These statements are based on the current expectations of management of Exelon Corporation (Exelon) and Pepco Holdings, Inc. (PHI), as applicable. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this communication. For example, (1) PHI may be unable to obtain shareholder approval required for the merger; (2) the companies may be unable to obtain regulatory approvals required for the merger, or required regulatory approvals may delay the merger or cause the companies to abandon the merger; (3) conditions to the closing of the merger may not be satisfied; (4) an unsolicited offer of another company to acquire assets or capital stock of Exelon or PHI could interfere with the merger; (5) problems may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected; (6) the combined company may be unable to achieve cost-cutting synergies or it may take longer than expected to achieve those synergies; (7) the merger may involve unexpected costs, unexpected liabilities or unexpected delays, or the effects of purchase accounting may be different from the companies’ expectations; (8) the credit ratings of the combined company or its subsidiaries may be different from what the companies expect; (9) the businesses of the companies may suffer as a result of uncertainty surrounding the merger; (10) the companies may not realize the values expected to be obtained for properties expected or required to be sold; (11) the industry may be subject to future regulatory or legislative actions that could adversely affect the companies; and (12) the companies may be adversely affected by other economic, business, and/or competitive factors. Other unknown or unpredictable factors could also have material adverse effects on future results, performance or achievements of the combined company. Therefore, forward-looking statements are not guarantees or assurances of future performance, and actual results could differ materially from those indicated by the forward-looking statements. Discussions of some of these other important factors and assumptions are contained in Exelon’s and PHI’s respective filings with the Securities and Exchange Commission (SEC), and available at the SEC’s website at www.sec.gov, including: (1) Exelon’s 2013 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 22; and (2) PHI’s 2013 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 15. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this communication may not occur. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication. Neither Exelon nor PHI undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this communication. New factors emerge from time to time, and it is not possible for Exelon or PHI to predict all such factors. Furthermore, it may not be possible to assess the impact of any such factor on Exelon’s or PHI’s respective businesses or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. Any specific factors that may be provided should not be construed as exhaustive.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELON CORPORATION

/s/ Jonathan W. Thayer
Jonathan W. Thayer Executive Vice President and Chief Financial Officer
Exelon Corporation

April 30, 2014

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of April 29, 2014, by and among Pepco Holdings, Inc., Exelon Corporation and Purple Acquisition Corp.*

2.2	Subscription Agreement for Series A Non-Voting Non-Convertible Preferred Stock, dated as of April 29, 2014, by and between Pepco Holdings, Inc. and Exelon Corporation

10.1	Commitment Letter for $7.221 Billion Senior Unsecured Bridge Facility, dated April 29, 2014

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Exelon will furnish the omitted schedules to the Securities and Exchange Commission upon request by the Commission.